Equity pledge agreement

This Equity Pledge Agreement (hereinafter referred to as the "Agreement") is executed by the following parties on December 31, 2023 in China Su

Executed by:

Party A: Suzhou Yongfeng Consulting Management Co., Ltd., a limited liability established and existing under the laws of the People's Republic of China

Ren Company, address: Room 1108, 11th Floor, Building A, Vitality Business Plaza, 185 Jumao Street, Yuanhe Street, Xiangcheng District, Suzhou City. (hereinafter referred to as the "Pledgee")

Party B: Hu Ting, ID Number: 320502196507292527.

(hereinafter referred to as "Pledgor")

Party C: **Jiangsu Taifeng Cultural Communication Co.,Ltd., a limited company** incorporated and existing in accordance with the laws of the People's Republic of China

Company, address: Room 1002, 10th Floor, Building A, Vitality Business Plaza, 185 Jumao Street, Yuanhe Street, Xiangcheng District, Suzhou City.

In this Agreement, the pledgee, the pledgor and Party C are hereinafter referred to as "one party" and collectively referred to as "each party".

Whereas:

1. Party C is a limited company registered in Suzhou, Jiangsu Province, China, with the current registered capital of 30,066,700 yuan. The pledgee and the Pledgor are respectively the shareholders of Party C on the date of signing this Agreement, and each holds 50% of the equity of Party C.

2. The Pledgee is a wholly foreign-owned enterprise registered in Suzhou, China. The Pledgee and Party C have entered into an Exclusive Business Cooperation Agreement (the "**Business Cooperation Agreement"**) dated December 31, 2023, under which the Pledgee provides Party C with exclusive management and technical services, technical advice and other services;

3. The parties hereto have signed an Exclusive Purchase Right Agreement (hereinafter referred to as the "Exclusive

Purchase Right **Agreement")** on December 31, 2023. If the Pledgee independently decides to make a purchase request, as permitted by the laws of the People's Republic of China and the relevant conditions are met, (a) The Pledgee shall transfer all or part of its equity interest in Party C to the Pledgee and/or any other entity or individual designated by the Pledgee upon its request; (b) Party C shall transfer all or part of its assets to the Pledgee and/or any other entity or individual designated by the Pledgee upon its request;

4. The Parties to this Agreement signed a Shareholder Voting Proxy Agreement (hereinafter referred to as the "Shareholder Voting Proxy **Agreement**") on December 31, 2023, and the Pledgor has irrevocably **delegated** full power to the person designated by the Pledgee at the time of the pledgor to exercise all shareholder voting rights held by Party C on behalf of the Pledgor;

5. As the pledgor's guarantee for the performance of contractual obligations (as defined below) and the repayment of secured debts (as defined below), Party A, Party B and Party C intend to enter into this Agreement on the provision of equity pledge by Party B to Party A, and the pledgor will pledge all the equity owned by Party C to the pledgee to provide the pledge guarantee for such obligations and debts. And Party C agrees to such equity pledge arrangement.

1. Definition

Unless otherwise provided in this Agreement, the following terms shall have the following meanings:

1.1 **"Pledge"** shall mean the security interest granted by the Pledgee to the Pledgee in accordance with Article 2 of this Agreement, that is, the right of the pledgee to receive priority in payment of the discount, conversion, auction or sale price of the pledged equity pledged by the pledgee to the pledgee.

1.2 **"Equity** rights" shall mean all the equity rights of Party C legally held by the Pledgee and entitled to dispose of by the Pledgee upon the effective date of this Agreement and pledged to the Pledgee in accordance with the provisions of this Agreement as a guarantee for the performance of contractual obligations and the guarantee of debts between the Pledgee and Party C (including 50% of the registered capital of Party C now owned by the Pledgee) And all 50% equity interests related thereto) and additional equity rights added in accordance with Article 6.7 hereof.

1.3 **"Pledge Term"** shall mean the term set forth in Article 3 of this Agreement.

1.4 **"Event of Default"** shall mean any of the circumstances set out in Article 7 of this Agreement.

1.5 **"Notice of Default"** shall mean the notice issued by the Pledgee under this Agreement declaring the event of default.

1.6 **"Contractual Obligations" shall** mean all contractual obligations undertaken by the Pledgee under the Exclusive Purchase Right Agreement and the shareholder voting rights delegation Agreement; And all contractual obligations of Party C under the business cooperation Agreement, the exclusive Purchase Right Agreement and the shareholder voting right delegation Agreement; And all contractual obligations of the Pledgor and Party C under this Agreement.

1.7 **"Transaction Agreement"** shall mean the Business Cooperation Agreement, the Exclusive Purchase Right Agreement and the Shareholder Voting Rights Delegation Agreement, or one or more of them.

1.8 **"Secured** Obligation" shall mean (a) all payments due by Party C and/or the Pledgor to the Pledgee (including, but not limited to, consultancy and service fees and any payments due to the Pledgee under the Business Cooperation Agreement and the Exclusive Option Agreement (whether at the due date specified, by early repayment or otherwise) and thereof Interest, liquidated damages (if any), compensation and all expenses incurred in the realization of the pledge, such as attorney's fees, arbitration fees, evaluation and auction of equity rights; (b) all direct, indirect and derivative losses and loss of foreseeable benefits suffered by the Pledgee as a result of any breach by the pledgee or Party C, the amount of such losses including but not limited to the pledgee's reasonable business plan and profit forecast; And (c) all costs incurred by the pledgee to enforce the pledgee and/or Party C's contractual obligations.

1.9 **"PRC Laws"** shall include any laws, regulations, rules, notices, interpretations or other binding documents issued by any central or local legislative, administrative or judicial authority before or after the execution of this Agreement.

1.10 **"Security interest"** shall include guarantees, mortgages, third party rights or interests, any stock options, acquisition rights, Pre-emption rights, set-off rights, retention of title or other security arrangements, etc.

1.11 **"Amount of secured claim"** shall mean the industrial and commercial administration of the place where the equity rights hereunder are pledged to Party C

The amount of secured claims filled in by the administrative authority when registering the establishment of equity pledge shall be detailed in Appendix 2 to this Agreement.

2. Pledge

2.1 As a guarantee for the timely and complete payment of the secured debt and the performance of contractual obligations, the Pledgor hereby pledges the equity to the Pledgee in the form of first priority pledge as agreed herein. Party C agrees that the Pledgor will pledge the equity to the Pledgee in accordance with the provisions of this Agreement.

2.2 The Parties understand and agree that the monetary valuation arising out of or in connection with the secured Obligation up to the settlement date (as defined in Article 2.4) shall be a variable and fluctuating valuation. The pledgor and the pledgee may be liable for the secured obligation

Subject to changes in the monetary valuation of the equity, the Pledgee and the Pledgee may from time to time adjust and confirm the maximum amount of the total amount of the secured debt to be secured by the equity by amending and supplementing this Agreement by mutual agreement.

2.3 In the event of any of the following events (hereinafter referred to as **"causes of settlement")**, the value of the secured obligation shall be determined on the basis of the total amount of the secured obligation payable to the Pledgee due and outstanding on the most recent date prior to or on the **date of the settlement event (hereinafter referred to as the "Determined Obligation")**:

(a) Termination of the business cooperation agreement, exclusive option agreement or shareholder voting mandate Agreement in accordance with the relevant provisions therein, resulting in the pledgee's delivery to the pledgor of a written communication determining the secured obligation;

(b) the occurrence and unresolution of the breach provided for in Article 7 of this Agreement results in the service of a

notice of breach by the Pledgee to the Pledgor in accordance with Article 7.3;

(c) the Pledgee reasonably believes, after due investigation, that the Pledgee and/or Party C are insolvent or likely to be placed in a state of insolvency; or

(d) any other event required by Chinese law to determine the secured obligation.

2.4 For the avoidance of doubt, the date on which the final account occurs shall be the final account date (hereinafter referred to as the "Final account date"). The pledgee shall have the right to exercise his pledge in accordance with Article 8 at his option on or after the final account date.

2.5 During the term of the pledge (as defined in Clause 3.1), the pledgee shall be entitled to deposit any dividends, dividends or other distributable benefits arising out of the equity and to use them for priority repayment to the pledgee. The pledgee shall, upon receipt of a written request from the pledgee, deposit (or cause Party C to deposit) such fruits into an account designated in writing by the pledgee and subject to the supervision of the pledgee; Without the written consent of the pledgee, the pledgee shall not withdraw the aforesaid fruits deposited into the account designated by the pledgee in writing.

2.6 During the term of validity of this Agreement, the Pledgee shall not be liable for any reduction in the value of the equity, and the pledgee shall not have the right to make any form of recourse or request to the pledgee, unless the pledgee is intentional or negligent.

2.7 Without violating the provisions of Item 2.6 hereof, if there is any obvious decrease in the value of the equity that is likely to endanger the rights of the Pledgee, the pledgee shall provide other properties satisfactory to the pledgee as security. In addition, the pledgee agrees that the pledgee may auction or sell the stock rights on behalf of the pledgee at any time, and agree with the pledgee that the proceeds from the auction or sale will be used to pay off the secured debts in advance or deposited with the notary office where the pledgee is located (any expenses incurred therefrom shall be paid from the proceeds from the auction or sale). When the aforesaid events occur which may cause any significant reduction in the value of the equity and are sufficient to endanger the rights of the pledgee, the pledgee must promptly notify the pledgee and take necessary actions to resolve the aforesaid events or reduce their adverse effects according to the reasonable requirements of the pledgee. Otherwise, the pledgee shall bear the corresponding liability of compensation to the pledgee for the direct or indirect losses resulting therefrom.

2.8 The equity pledge established under this Agreement is a continuing guarantee and its validity shall continue to this Agreement

Any of the circumstances set forth in Article 3.1 shall cease. Neither the Pledgee's waiver or grace of any breach of contract by the Pledgee nor the Pledgee's delay in exercising any of his rights under the Transaction Agreement and this Agreement shall affect the Pledgee's ability to exercise any of his rights under this Agreement and the relevant Chinese laws and Transaction Agreement. To require the Pledgee and Party C to strictly enforce the rights of the Transaction Agreement and this Agreement or the Pledgee's rights arising from subsequent breaches of the Transaction Agreement and/or this Agreement by the Pledgee and Party C at any time thereafter.

3. **Term of pledge**

3.1 The pledge shall take effect from the date of registration of the equity pledge under this Agreement with the administrative authority for industry and commerce (hereinafter referred to as the **"Registration authority")** where Party C is located, and the term of the pledge (hereinafter referred to as the "pledge period") shall be valid from the aforesaid effective date until: (a) the last secured debt and contractual obligations secured by the pledge are fully paid and performed; Or (b) the pledgee decides to purchase all the equity of Party C held by the Pledgee in

accordance with the exclusive purchase Right Agreement, and the equity of Party C has been transferred to the pledgee and/or the party designated by the pledgee according to law, and the pledgee and its subsidiaries and branches can lawfully engage in the business of Party C; Or (c) the pledgee decides to purchase all the assets of Party C in accordance with the exclusive purchase right Agreement, and all the assets of Party C have been transferred to the name of the pledgee and/or the party designated by it according to law, and the pledgee and its subsidiaries and branches can lawfully engage in the business of Party C with the aforesaid assets; Or (d) the Pledgee unilaterally requests the termination of this Agreement (the pledgee's right to terminate this Agreement is the right without any restrictive conditions, and the right is only enjoyed by the Pledgee, the pledgee or Party C does not have the right to unilaterally terminate this Agreement); Or (e) upon termination as required by applicable PRC laws and regulations.

3.2 If, during the term of the pledge, Party B and/or Party C fail to perform their obligations under the Contract or pay the secured obligations (including but not limited to payment of exclusive consulting or service fees under the Business Cooperation Agreement or failure to perform other aspects of any transaction Agreement), the Pledgee shall have the right but no obligation to dispose of the pledgee in accordance with the provisions of this Agreement.

4. Registration of the pledge and keeping of the equity records subject to the pledge

4.1 The Pledgor and Party C agree and undertake that, upon execution of this Agreement, Party C shall immediately and the Pledgor shall cause Party C to record the equity pledge arrangement under this Agreement in Party C's register of shareholders (if any) on the date of execution hereof; And not later than the 20th (20) day after the signing date of this Agreement, submit the establishment (or change) of equity pledge to the registration authority in accordance with the Measures on the Registration of Equity Pledge by the Industrial and Commercial Administration Authority

Application for registration. The pledgor and Party C further agree and undertake that, within thirty (30) days from the date when the registration authority formally accepts the application for registration of the share pledge, the pledgor shall complete the registration procedures for the share pledge, obtain the registration notice issued by the registration authority, and the registration authority shall record the share pledge matter completely and accurately in the share pledge register.

4.2 The Parties agree that, in order to handle the business registration of equity pledge, the parties may separately sign the Equity Pledge Registration Agreement (hereinafter referred to as the "**Equity Pledge Registration Agreement**"). For the avoidance of ambiguity, in the event of any conflict between the content of the Share Pledge Registration Agreement and this Agreement with respect to the matters set forth herein, the provisions of this Agreement shall prevail.

4.3 Within the term of pledge as set forth herein, Party C/the Pledgee shall, within one week from the date of completion of the Pledge registration in accordance with Article 4.1 above, submit the Equity contribution Certificate, the register of shareholders recording the pledge (and other documents reasonably required by the Pledgee, Including but not limited to the pledge registration notice issued by the administrative department of industry and commerce) originals shall be delivered to the pledgee for safekeeping. The pledgee shall keep such documents throughout the pledge period as stipulated in this Agreement.

5. Representations and warranties of the Pledgee and Party C

The pledgor makes representations and warranties to the pledgee as follows:

5.1 The Pledgor has full and independent legal status and legal capacity under Chinese laws, and has been properly authorized to sign, deliver and perform this Agreement, and can act independently as a party to the litigation.

5.2 The Pledgor is the sole legal owner and beneficial owner of the equity. The Pledgor has full rights and powers to pledge the equity to the Pledgee in accordance with the provisions of this Agreement. The Pledgor also has the right to dispose of the equity and any part thereof. Except for the agreement signed between

the Pledgor and the Pledgee, the pledgor shall have the legal and complete ownership of the equity.

5.3 The Pledgee shall have the right to dispose of and transfer the equity in accordance with the provisions set out in this Agreement.

5.4 Except for the pledge under this Agreement, the Pledgee has not imposed any security interest or other encumbrances on the Equity rights, the ownership of the Equity rights is free from any disputes, there are no payable and unpaid subscription contributions, taxes and fees related to the equity rights, and it is not subject to seizure or other legal procedures or similar threats. And may be used for pledge and transfer according to applicable laws.

5.5 When the Pledgor signs this Agreement and exercises its rights under this Agreement, or performs its obligations under this Agreement, Will not violate or contravene any laws, regulations, any court judgment, any arbitral award, any administrative decision, any agreement or contract to which the Pledgor is a party or binding on its assets, or any commitment made by the Pledgor to any third party.

5.6 All documents, materials, statements and certificates provided by the Pledgor to the Pledgee, whether provided before or after the effective date of this Agreement and during the term of the pledge, shall be accurate, true, complete and valid.

5.7 After the Agreement is duly signed by the Pledgor and takes effect in accordance with the terms hereof, it shall constitute legal, effective and binding obligations to the Pledgor.

5.8 The Pledgor has full rights and authority within the Pledgor to execute and deliver this Agreement and all other documents to be signed in connection with the transactions referred to herein, and has full rights and authority to complete the transactions referred to herein.

5.9 In addition to the registration of the establishment of equity pledge that needs to be handled by the registration authority, Any third party consent, license, waiver, authorization or approval, license, exemption or registration or filing with any government authority (as required by law) required for the execution and performance of this Agreement and the effectiveness of the Equity Pledge hereunder has been obtained or processed and will remain fully and continuously in force during the term of this Agreement.

5.10 The Pledge under this Agreement constitutes a security interest in the Equity in the first order.

5.11 All taxes and charges payable as a result of the acquisition of the equity interest have been paid in full by the Pledgor.

5.12 There are no pending proceedings in any court or arbitral tribunal against the Pledgor, or his property, or the equity

There are no pending or threatening proceedings or claims in any governmental or administrative authority against the Pledgor, or his property, or his equity interest, which are known to the Pledgor, Would materially or adversely affect the Pledgor's financial condition or its ability to perform its obligations and security obligations under this Agreement.

5.13 Except as otherwise provided herein, at any time, once the Pledgee exercises the Pledgee's rights under this Agreement

The right shall not be interfered by any other party.

5.14 The Pledgor hereby agrees to be jointly and severally liable to the Pledgee for the representations and warranties made by Party C under this Agreement

Liability.

5.15 The Pledgor hereby warrants to the Pledgee that the above statement and the obligation under the contract will be fully performed or the debt secured

It will be true, correct, accurate and complete and will be fully complied with at any time and under any circumstances until it is fully paid off.

C represents and warrants to the pledgee as follows:

5.16 Party C is a limited company incorporated and legally existing under the laws of the People's Republic of China and has the status of an independent legal person.

Party C may independently act as a litigant, formally register with the competent administrative department for industry and commerce, and pass annual inspection or submit annual reports in accordance with the law; Have full and independent legal status and legal capacity, and have been duly authorized to sign, deliver and perform this Agreement.

5.17 This Agreement shall be legal and effective for Party C after it has been duly signed by Party C and has come into force in accordance with the terms hereof

And binding obligations of Party C.

5.18 Party C has the right to enter into and deliver this Agreement and all other transactions in connection with this Agreement, which it will sign

Party C has full rights and authority within the executed documents and it has full rights and authority to complete the transactions described herein.

5.19 There is no material property owned by Party C that may affect the pledgee's rights in the equity

Any security interest or other encumbrance (including but not limited to the transfer of any intellectual property rights of Party C or any assets with a value of RMB500,000 or more, or any encumbrance of title or use rights attached to such assets).

5.20 There is no action pending in any court or arbitral tribunal against or against the equity interest, Party C or its assets

There are no known threatened litigation, arbitration, administrative proceedings, administrative penalties or other proceedings in any government or administrative authority against the Equity, Party C or its assets, and there are no pending or threatened litigation, arbitration, administrative proceedings, administrative penalties or other proceedings in any government or administrative authority against the Equity, Party C or its assets, Will materially or adversely affect Party C's financial condition or the pledgor's or Party C's ability to perform its obligations and security obligations under this Agreement.

5.21 Party C hereby agrees to be jointly and severally liable to the Pledgee for the representations and warranties made by the Pledgor under this Agreement

Liability.

5.22 Party C enters into this Agreement, exercises its rights hereunder, or performs its obligations hereunder,

Will not violate or contravene any laws, regulations, any court judgment, award of any arbitral authority, decision of any administrative authority, any agreement or contract to which Party C is a party or binding on its assets, or any commitment made by Party C to any third party.

5.23 All documents, materials, statements and vouchers provided by Party C to the Pledgee, whether in this Agreement

The documents provided before the validity of this Agreement or after the effectiveness of this Agreement and during the pledge period shall be accurate, true, complete and valid.

5.24 Except for the registration of the establishment of the pledge of equity which needs to be handled by the registration authority, the signing and performance of this Agreement and this Agreement shall be discussed

The consent, license, waiver, authorization of any third party or approval, license, exemption from any government authority or registration or filing with any government authority (as required by law) required for the effectiveness of the Equity Pledge hereunder has been obtained or processed and will remain fully and continuously in force during the term of this Agreement. If the term of operation of Party C expires during the term hereof, Party C shall complete the registration formalities for the extension of the term of operation prior to the expiration of the term of operation of Party C to ensure the continued validity of this Agreement.

5.25 The pledges under this Agreement constitute the security interest in the equity in the first order.

5.26 Party C hereby warrants to the Pledgee that the above representations and warranties will be fully performed under the contract or that the debt will be secured

It shall be true and correct at any time and under any circumstances until it is fully satisfied, and shall be complied with in full.

6. Commitments and further consents of the Pledgor and Party C

The pledges and further consents of the pledgor are as follows:

6.1 During the term of this Agreement, the Pledgor hereby undertakes to the Pledgee that the pledgor:

6.1.1 Except for the performance of the exclusive Option Agreement, the Pledgee shall not, without the prior written consent of the Pledgee, transfer or agree to any transfer of all or any part of the equity, create or allow the existence of any security interest or other encumbrance which may affect the rights and interests of the Pledgee in the equity. Where the equity is transferred with the written consent of the pledgee, the pledgee shall first use the proceeds from the transfer of the equity to pay off the security debt to the pledgee in advance or deposit it to a third party as agreed with the pledgee;

6.1.2 The pledgee shall comply with and implement all laws and regulations applicable to the pledge of rights, and shall, within five (5) days after receipt of any general knowledge, order or suggestion issued or made by the competent authority (or any other party concerned) concerning the pledge, present the aforesaid notice, order or suggestion to the pledgee; And shall comply with such notice, order or suggestion or raise objections and representations in respect of such matters as reasonably requested by or with the consent of the pledgee;

6.1.3 The pledgee will be liable to the rights of the pledgee to the equity or any part thereof or to the pledgee in the transaction agreement

And the interests of the Pledgor under this Agreement (including but not limited to any legal proceedings, arbitration, other claims arising, any third party dispute over ownership of the Equity, Or any civil or criminal proceedings, administrative proceedings, arbitration or any other legal proceedings against the Pledgor or the Equity rights, if the pledgor's pledgor's pledgor's pledgor's pledgor's pledgor's pledgor's pledgor's rights are or may be adversely affected by any third party, Or the threat of any such litigation, arbitration or other proceedings to the knowledge of the Pledgee) or any notices received by the Pledgee, and any events or notices received by the Pledgee that may have an impact on any warranties

and other obligations arising out of this Agreement, immediately notify the Pledgee and as reasonably requested by the Pledgee, And take all necessary measures to ensure the pledgee's interest in the equity.

6.2 The Pledgee agrees that the Pledgee's right to the pledge under this Agreement shall not be interrupted or impaired by legal proceedings by the pledgee or any of the pledgee's successors (including spouse, children, parents, siblings, grandparents, maternal grandparents), assignees, representatives or any other person.

6.3 In order to protect or improve the interest in security rights granted by this Agreement for the payment of secured debts and performance of contract obligations, and to ensure the exercise and realization of the Pledgee's equity pledge rights and such rights, the Pledgor hereby undertakes to register the equity pledge under this Agreement with the relevant registration authority within twenty (20) days after the signing of this Agreement. And will sign in good faith and cause other parties who have an interest in the pledge to sign all documents (including but not limited to the supplementary Agreement to this Agreement), certificates, agreements, deeds and/or undertakings required by the Pledgee. The Pledgor also undertakes to carry out and prompt other parties who have an interest in the pledge to carry out the acts required by the pledgee to facilitate the exercise of the rights and authorization granted by the pledgee under this Agreement, And sign all relevant documents with the Pledgee or any party designated by the pledgee (including Party A's direct or indirect overseas parent company or subsidiaries directly or indirectly controlled by Party A) in respect of the equity rights. The pledgor undertakes to provide the pledgee with all notices, orders and decisions regarding the pledge required by the pledgee within a reasonable period of time.

6.4 The Pledgee hereby undertakes to the Pledgee that he will abide by and perform all warranties, promises, agreements, representations and conditions under this Agreement. If the pledgor fails or partially performs its warranties, promises, agreements, representations and conditions, the pledgor shall compensate the pledgee for all losses resulting therefrom.

6.5 If the pledged equity hereunder is subject to any compulsory measures imposed by the court or other government departments for any reason, the Pledgor shall make all his efforts, including (but not limited to) providing other warranties to the court or taking other measures to relieve the compulsory measures taken by the court or other departments on the equity.

6.6 If the equity involves any property preservation or enforcement, or there is any possibility of value reduction or loss of the equity, which is sufficient to endanger the rights of the pledgee, the pledgee shall immediately notify the pledgee in writing of such circumstances, and cooperate with the pledgee to take effective measures to protect the rights and interests of the pledgee. Including but not limited to providing additional property as mortgage or guarantee. If the pledgee fails to provide such property, the pledgee may auction or sell the equity at any time, and use the proceeds from the auction or sale to pay off the guaranteed debts in advance or deposit them; All expenses arising therefrom shall be borne by the pledgor.

6.7 Without the prior written consent of the Pledgee, the pledgor and/or Party C shall not increase, decrease or transfer Party C's registered capital (or its contribution to Party C) by themselves (or assist Party C) or to Party C (including equity) impose any rights burden on Party C. Subject to this provision, the share rights of Party C registered and acquired by the Pledgor after the date of this Agreement (the **"Additional Share Rights") and the corresponding share** capital of Party C in the registered capital of Party C shall also be the share rights that the Pledgor shall pledge to the Pledgee in accordance with this Agreement. The Pledgor and Party C shall immediately sign a supplementary equity pledge agreement with the Pledgee regarding the additional equity rights upon the acquisition of the additional equity rights by the Pledgor, urge the Board of Directors of Party C and the

shareholders' meeting of Party C to approve the Supplementary equity pledge Agreement, and shall submit to the pledgee all documents required for the supplementary equity pledge Agreement, including but not limited to: (a) The original shareholder's investment certificate issued by Party C regarding the additional equity rights; And (b) a certified copy of the capital verification report or other capital contribution certificate issued by a certified public accountant in China regarding the additional equity. The Pledgor and Party C shall, in accordance with the provisions of Article 4.1 hereof, register the establishment (or alteration) of the pledge of additional equity and deliver the relevant documents to the pledgee's custody in accordance with the provisions of Article 4.3 hereof.

6.8 Unless otherwise instructed in writing by the Pledgee personnel prior to this Agreement, the Pledgor and/or Party C agree that if any part or all of the equity is transferred between the Pledgor and any third party (hereinafter referred to as the "Equity transferee") in violation of this Agreement, The pledgor and/or Party C shall ensure that the transferee of the equity unconditionally accepts the pledge right and performs the necessary registration procedures for the quality change (including but not limited to signing the relevant documents) to ensure the survival of the pledge right. The performance of this Article by the Pledgor and/or Party C shall not be deemed as a waiver by the pledgee to pursue the breach of the pledgor and/or Party C. The pledgee hereby expressly reserves the right to pursue the breach of the pledgor and/or Party C.

6.9 If the pledgee provides the loan to Party C, the pledgee and/or Party C agree to grant the pledge right to the pledgee with the equity as the pledge to guarantee the further loan, and perform the relevant procedures as soon as possible in accordance with the requirements of laws, regulations or local customs (if any). Including but not limited to signing the relevant documents and handling the relevant registration procedures for the establishment (or alteration) of the pledge.

6.10 The Pledgor shall not carry out or allow any action that may cause damage to the Pledgee in the Transaction Agreement and this Agreement

Any act or action that may adversely affect the rights or equity of the Pledgee. The pledgor hereby irrevocably waives the preemption right enjoyed by the pledgee when the pledgee realizes the pledge.

6.11 If any equity is transferred as a result of the exercise of the pledge under this Agreement, the Pledgor warrants to take action

All measures to effect such transfer.

6.12 The Pledgor ensures that the meeting is held for the purpose of signing this Agreement, creating the pledge and exercising the pledge

The convening procedure, voting method and contents of Party C's shareholders' meeting and board of directors' meeting do not violate laws, administrative regulations or the articles of association of Party C.

6.13 The pledgor shall not waive the contract before the performance of the contractual obligations and full repayment of the secured debts have been completed

The equity held by the Pledgee pledged under this Agreement, and/or relinquish the fruits arising from the holding of such equity, including but not limited to dividends and bonuses.

6.14 Without prior notice of the pledgee before the contract obligations have been performed and the secured debts have been paid off in full

Without the consent of the pledgee, the pledgee shall not, by any resolution, approve Party C to transfer, sell or dispose of any of its assets in any other way.

6.15 The Pledgor shall not sign any signing with Party C or the Pledgee and his designee and is performing

Agreements and other legal documents exist in the conflict of interest documents or make relevant commitments; The pledgor shall not, by acts or omissions, cause a conflict of interest between the pledgor and the pledgee and its shareholders. If such conflicts of interest arise (the pledgee has the right to unilaterally decide whether such conflicts of interest arise), the pledgee shall take measures to eliminate them as soon as possible with the consent of the pledgee or his designee. If

the pledgee refuses to take measures to eliminate the conflict of interest, the pledgee shall be entitled to exercise the purchase right under the exclusive purchase Right Agreement.

6.16 In accordance with applicable law, any amendment, supplement or update to this Agreement must be made upon completion of the corresponding quality

The change shall become effective only after the approval and/or registration of the change, and the Pledgor shall register such change with the relevant registration authority within five (5) days from the date of completion of such amendment, supplement or update.

6.17 In the event of death, incapacity, marriage, divorce, bankruptcy, dissolution, liquidation or dissolution of the Pledgor

Under any other circumstances that may affect the exercise of the Pledgor's equity in Party C, the Pledgor's successor or the shareholder or transferee of Party C's equity at that time shall be deemed to be the signatory party to this Agreement and shall inherit/assume all rights and obligations of the Pledgor under this Agreement.

6.18 The Pledgor (in the case that the pledgor is the main body of the enterprise) has made and promoted its shareholders (including indirect shares)

The Company and the actual interest holders), the directors and the partners (if applicable) have made all proper arrangements and signed all necessary documents to ensure that in the event of a merger, division, dissolution, liquidation, cancellation and/or other circumstances which may affect the exercise of the Pledgor's shares, Shall not affect or hinder the performance of this Agreement by its successors, liquidators, creditors and other persons who may acquire Party C's equity or related rights as a result. The Pledgor warrants to the Pledgee that it has made and caused its shareholders (including indirect shareholders and actual interest holders), directors and partners to make (if applicable) all proper arrangements and sign all necessary

Documents required to ensure the effective existence of the Pledgor and the performance of this Agreement by the Pledgor.

6.19 In the case of the Pledgor (in the case of the pledgor being the main body of the enterprise), the controlling shareholder or actual controller of the pledgor shall occur

In case of change, the pledgor shall obtain the written consent of the pledgee in advance. Provided that if the controlling shareholder or actual controller of the Pledgor is changed and the controlling shareholder and actual controller after the change (a) agree in writing and undertake to urge the Pledgor to continue to perform this Agreement and (b) such change will not cause this Agreement to violate the Chinese laws in force at that time or cause other adverse effects to this Agreement, The Pledgee shall not unreasonably refuse to give consent.

6.20 In the case of the pledgor (in the case of the pledgor being the main body of the enterprise), merger, division, dissolution, liquidation,

When applying for bankruptcy or cancellation, the pledgor shall obtain the consent of the Pledgor in advance, provided that the pledgor's successors (a) agree in writing and undertake to continue to perform this Agreement, and (b) such changes will not cause this Agreement to violate the Chinese laws in force at that time or cause other adverse effects to this Agreement, the pledgor shall not unreasonably refuse to agree.

Party C's commitments and further consents are as follows:

6.21 Without the prior written consent of the pledgee, Party C will not assist or allow the pledgee to set up in the equity

Any new pledge or grant of any other security interest will not assist or allow the Pledgor to transfer the equity.

6.22 Party C agrees to strictly abide by Clauses 6.3, 6.7, 6.8, and the Pledgor hereof.

Matters referred to in Articles 6.9, 6.11, 6.12, 6.14 and 6.15.

6.23 Without the prior written consent of the pledgee, Party C shall not transfer or sell the assets of Party C or sell the assets of Party C

Any security interest or other encumbrance in the assets (including but not limited to the transfer of any intellectual property rights of Party C or any assets valued at more than RMB500,000, or any property or use right

encumbrance attached to such assets) which may affect the rights and interests of the Pledgee in the equity.

6.24 In the event of any legal action, arbitration or other claim, the Pledgee may be liable to Party C, the equity or the pledge

If Party B's interests under the Transaction Agreement and this Agreement are adversely affected, Party C warrants that it will notify the pledgee in writing as soon as possible and in a timely manner and take all necessary measures to ensure the pledgee's interest in the equity as reasonably requested by the pledgee.

6.25 Party C shall not carry out or allow any action that may affect the Pledgee's interests under the Transaction Agreement and this Agreement

Any act or action that may adversely affect the interest or equity.

6.26 Party C shall, within the first month of each calendar quarter, provide the pledgee with Party C's copy of the preceding calendar quarter

Financial statements, including but not limited to the balance sheet, income statement and cash flow statement.

6.27 Party C warrants to take all necessary measures and sign all necessary documents as reasonably requested by the pledgee,

To ensure the pledgee's pledge interest in the equity and the exercise and realization of such interest.

6.28 In the event of any transfer of equity as a result of the exercise of the pledge under this Agreement, Party C undertakes to take all steps to complete such transfer.

6.29

If Party C is dissolved or liquidated as required by Chinese laws, this Agreement shall terminate, and Party C and Party B shall, to the extent permitted by Chinese laws, transfer all of its assets including equity to Party A at no charge or at the lowest price permitted by Chinese laws at the time. Or all
6.30 assets including equity of Party C shall be disposed of by the then liquidator in order to protect the interests of shareholders and/or creditors of Party A's overseas direct or indirect parent company.

7.

Each Party warrants to the other Party that it will terminate this
7.1 Agreement as soon as the laws of the People's Republic of China permit and the Pledgee decides to purchase all the equity of Party C held by the Pledgee in accordance with the Exclusive Option Agreement and all secured debts and contractual obligations are fully paid and performed.

Event of Default

Any of the following shall be considered an event of default:

7.1.1 The Pledgor's breach or failure to perform any of its contractual obligations under the Exclusive Option Agreement, the shareholder voting rights Delegation Agreement and/or this Agreement, and Party C's breach or failure to perform any of its contractual obligations under the Exclusive Option Agreement, the shareholder voting rights delegation Agreement, the business cooperation Agreement and/or this Agreement;

7.1.2 Any representation or warranty made by the Pledgor under Article 5 of this Agreement contains misrepresentation or error, and/or the Pledgor breaches any warranty under Article 5 of this Agreement and/or any undertaking under Article 6 of this Agreement;

7.1.3 The Pledgor and Party C fail to complete the share pledge of the registration authority as stipulated in Article 4.1 Record;

7.1.4 Breach of any provision or

Article 6.1.1, the Pledgor transfers or intends to transfer or relinquished the pledged equity or the equity granted to the pledged without the written consent of the pledgee;

7.1.6 The pledgor's own loans, warranties, indemnities, of this undertakings or other debts to any third party

Liability (a) the Pledgor is required to repay or perform in advance due to the Pledgor's breach of contract; Or (b) has become due but cannot be repaid or performed as scheduled;

7.1.7 The pledgor is unable to pay general debts or other debts owed

7.1.8 Any approval, license, consent, permission or authorization from a government agency that makes this Agreement enforceable, legal and effective is withdrawn, suspended, invalidated or materially altered;

7.1.9 The promulgation of applicable laws that make this Agreement illegal or prevent the Pledgor from continuing to perform its obligations under this Agreement;

7.1.10 There is an adverse change in the property owned by the Pledgor, which causes the Pledgee to believe that the pledgor's ability to perform its obligations under this Agreement has been affected;

7.1.11 Party C or its successors or custodians can only partially perform or refuse to perform their payment obligations under the business cooperation Agreement, or the Pledgor and/or Party C can only partially repay or refuse to repay the secured debt; and

7.1.12 Any other circumstances in which the pledgee is unable or may be unable to exercise his rights against the pledgee.

7.2 Upon becoming aware of or finding out that any of the circumstances referred to in Article 7.1 or any event that may lead to such circumstances has occurred, the Pledgee and Party C shall promptly notify the Pledgee in writing accordingly.

7.3 The Pledgee may, upon the occurrence of the breach or at any time after the occurrence of the breach, send a notice of breach to the Pledgee and exercise all its rights and powers to remedy the breach under the laws of the People's Republic of China, the transaction Agreement and the terms of this Agreement, including but not limited to:

(a) demand that the Pledgor and/or Party C immediately pay all outstanding payments due and payable under the Business Cooperation Agreement, all arrears under the Transaction Agreement and all other payments due and payable to the Pledgee, and/or repay the loan; And/or

(b) Dispose of the pledge as set out in Article 8 of this Agreement and/or dispose of the pledged Equity in any other manner permitted by law (including but not limited to discount all or part of the Equity or preferment of the proceeds from the auction or sale of the Equity).

The Pledgee shall have the right to exercise any of the above rights at his option and at his sole discretion. In such case,

the other parties to this Agreement shall unconditionally agree to give their full cooperation. The Pledgee shall not be liable for any loss arising from his reasonable exercise of such rights and powers.

7.4 The Pledgee shall have the right to appoint his lawyer or other agent in writing to exercise any and all of the above rights and powers, and neither the Pledgee nor Party C shall object to this.

7.5 The Pledgee shall have the right to choose to exercise any remedies for breach of contract to which it is entitled simultaneously or successively. The Pledgee shall not need to invoke any other remedies for breach of contract before exercising the right to auction or sell the equity hereunder.

8. Exercise of the pledge right

8.1 Before the contract obligations have been fully performed and the secured debt repaid in full, the pledgee shall not transfer the pledge right or the equity in Party C without the written consent of the pledgee.

8.2 When exercising the pledge right, the pledgee may send a notice of breach to the pledgee in accordance with Article 7.3.

8.3 Subject to the provisions of Clause 7.3, the pledgee may exercise his right to enforce the pledge at the same time or at any time after the notice of default is given under Clause 7.3. Once the pledgee elects to enforce the pledge, the pledgee shall no longer have any right or interest in relation to the pledged equity.

8.4 When the pledgee exercises the pledge right, to the extent permitted and in accordance with applicable laws, the pledgee shall have the right to dispose of the pledged equity according to law; All the money received by the pledgee for the exercise of his pledge shall be disposed of in the following order

Reason:

(a) to pay all costs incurred by the pledgee in connection with the disposal of the shares and the exercise of his rights and powers (including the payment of his lawyers' fees and the remuneration of his agents);

(b) pay any taxes or fees payable as a result of the disposal of the equity;

And (c) pay the secured debt to the pledgee.

If there is any balance after deducting the aforesaid amount, the balance (without interest) shall be paid to the Pledgee or to any other person entitled to collect the amount in accordance with the provisions of the relevant laws of China or deposited with the notary office where the pledgee is located (any expenses incurred therefrom shall be paid from the balance).

8.5 When the Pledgee disposes of the pledge in accordance with this Agreement, the Pledgee and Party C shall provide necessary assistance to enable the Pledgee to enforce the pledge in accordance with this Agreement.

8.6 All actual expenses, taxes and all legal fees related to the establishment of the equity pledge and the realization of the Pledgee's rights under this Agreement shall be borne by Party C, except for those borne by the Pledgee as prescribed by law, and the pledgee shall be entitled to deduct such expenses from the amount actually incurred by the pledgee in accordance with the amount obtained from the exercise of its rights and powers.

The amount of the secured debt determined by the Pledgee when exercising his pledge of the equity in accordance with the provisions of this Agreement shall be used as the final evidence of the secured debt hereunder.

9. Assignment

9.1 The Pledgor shall not assign or delegate its rights and obligations under this Agreement without the prior written consent of the Pledgee.

9.2 The Pledgee and Party C agree that, subject to the laws of the People's Republic of China at that time, the Pledgee may, in any manner and on such terms and conditions as the Pledgee deems appropriate after the Pledgee has notified the Pledgee and Party C

(including the right to delegate), to delegate or transfer to any third party any rights that it may exercise under this Agreement, the Transaction Agreement and other security documents.

9.3 This Agreement shall be binding on the Pledgor and Party C and their respective successors and permitted assignees, if any, and shall be effective against the Pledgee and each of his successors and assigns.

9.4 If at any time the Pledgee transfers any and all of his rights and obligations under the Transaction Agreement to a party (natural/legal person) designated by him, in such case the assignee shall enjoy and assume the rights and obligations of the Pledgee under this Agreement as if he were the original party to this Agreement. When the pledgee transfers the rights and obligations under the Transaction Agreement, the pledgee and/or Party C shall, upon request of the Pledgee, sign the relevant agreement or other documents relating to such transfer.

9.5 If the pledgee changes as a result of the transfer of the Transaction Agreement and/or this Agreement, the pledgee and/or Party C shall, at the request of the pledgee, sign a new equity pledge Agreement with the new pledgee for the pledged equity on the same terms and conditions as this Agreement and go through the corresponding pledge registration.

9.6 The Pledgee shall strictly abide by the provisions of this Agreement and other contracts signed jointly or separately by the parties to this Agreement or any of them, including the transaction agreement, perform its obligations under this Agreement and other contracts (including the transaction Agreement), and refrain from any act/omission that may affect its validity and enforceability. Except as directed in writing by the Pledgee, the Pledgor shall not exercise any remaining rights in respect of the equity pledged under this Agreement.

10. Termination

Upon expiration of the pledge period, this Agreement shall be terminated, and the pledgee shall cancel or terminate this Agreement and terminate the equity pledge under this Agreement as soon as reasonably practicable, and the pledgee and Party C shall record the cancellation of the equity pledge in the register of shareholders of Party C and register the equity pledge cancellation in the relevant registration authority. Reasonable expenses arising from the cancellation of the equity pledge shall be borne by the pledgee and Party C. Clauses 12, 13 and 19.5 of this Agreement shall survive termination of this Agreement.

11. Handling fees and other charges

All fees and actual expenses in connection with this Agreement, including but not limited to attorney's fees, costs, printing taxes and any other taxes and expenses shall be borne by Party C. If the Pledgee is required by applicable law to bear certain relevant taxes and fees, the pledgee shall cause Party C to reimburse the pledgee in full the taxes and fees already paid.

12. Duty of confidentiality

The Parties acknowledge that any oral or written information exchanged by them in connection with this Agreement is confidential. Both Party B and Party C shall keep all such information confidential and shall not disclose any such information to any third party without the prior written consent of Party a, except in the following cases: (a) such information is known to the public (but is not disclosed to the public by one of the recipients); (b) Information required to be disclosed by applicable law or by the rules or regulations of any stock exchange; Or (c) Information required by Party B and Party C to disclose to their legal or financial advisors in connection with the transactions under this Agreement, and such legal or financial advisors are subject to confidentiality obligations similar to those set forth in this Article. Any disclosure of confidential Information by the personnel or agencies employed by Party B and Party C shall be deemed to be a disclosure of such confidential Information by such party and such party shall be held liable for breach of this Agreement. This Agreement shall remain in effect regardless of the invalidity or termination of this Agreement for any reason.

13. Governing law and dispute resolution

13.1 The execution, entry into force, interpretation, performance, modification and termination of this Agreement and the settlement of disputes hereunder shall be governed by the laws of the PRC.

13.2 In case of any dispute arising out of the interpretation and performance of this Agreement, the parties shall settle the dispute through negotiation in good faith.

If the parties fail to reach an agreement on the settlement of such dispute within thirty (30) days after either party requests the parties to settle the dispute through negotiation, either party may submit the dispute to Suzhou Arbitration Commission for arbitration in accordance with its arbitration rules then in force. The arbitration shall take place in Suzhou and the language of arbitration shall be Chinese. The award of arbitration shall be final and binding upon the parties. The arbitral tribunal may award compulsory relief, injunctive relief (such as conducting business or forcing asset transfer) or order bankruptcy liquidation of Party C in respect of Party C's equity interests, assets or property interests. The arbitral tribunal also has the right to award compensation or indemnify the Pledgee for the losses caused to the Pledgee due to the breach of contract by other parties to this Agreement. After the arbitration award takes effect, either party shall have the right to apply to the court with jurisdiction for enforcement of the arbitration award. If necessary, before making a final award on the dispute between the parties, the arbitral institution shall have the right to order the party in breach to immediately stop the breach or to order the party in breach not to engage in any conduct that may lead to further damage and loss to the pledgee. The court in Hong Kong, the Cayman Islands or any other court having jurisdiction (including the court at the place where Party C is incorporated and the court where Party C or the Pledgee's principal assets are located shall be deemed to have jurisdiction) shall also be entitled to enforce the award of the arbitral Tribunal and to award or enforce interim relief in respect of Party C's equity interests, assets or property interests, And shall also have the power to grant an award or judgment to the party initiating the arbitration in support of the arbitration pending the formation of the arbitral tribunal or other appropriate circumstances.

13.3 In the event of any dispute arising out of the interpretation and performance of this Agreement or in the event of any dispute being arbitrated, except for the dispute

Each party to this Agreement shall continue to exercise its respective rights and perform its respective obligations under this Agreement.

13.4 If at any time after the date of this Agreement, due to any Chinese law, regulation or regulation

Is enacted or changed, or as a result of a change in the interpretation or application of such laws, rules or regulations; The following conventions shall apply: (a) If there is a change in law or a newly promulgated rule that is more favorable to Party A than the relevant law, regulation, decree or rule in force on the date of this Agreement (and the other Party is not seriously adversely affected), each party shall promptly apply for such change Or the benefits brought about by the new regulations and use its best efforts to obtain approval of the application; Or (b) if Party A's economic interests under this Agreement are materially and adversely affected, directly or indirectly, as a result of any such change in law or newly promulgated regulation, the parties shall use all lawful means to obtain a waiver of compliance with such change or regulation. If the adverse effects on Party A's economic interests cannot be resolved in accordance with the provisions of this Agreement, the parties shall promptly negotiate and make all necessary amendments to this Agreement to maintain Party A's economic interests under this Agreement.

Force majeure

14.1 **"Force majeure"** means unforeseeable, unavoidable and insurmountable events which cause a party to this Agreement

Or any event that makes it impossible to perform this Agreement at all. Such events include, but are not limited to, earthquakes, typhoons, floods, floods, wars, strikes, riots, governmental actions, changes in legal regulations or their application.

14.2 In the event of a force majeure event, either Party shall not be liable under this Agreement to be affected by the force majeure event

The delay period caused by the force majeure shall be automatically suspended, and the time limit for performance shall be automatically extended. The extended period shall be the suspended period, and the Party shall not be punished or liable for it. In the event of force majeure, both parties shall

Consult immediately to find a just solution and use all reasonable efforts to minimize the effects of the force majeure.

15. Notice

15.1 All notices and other communications required or permitted to be given under this Agreement shall be delivered by hand or sent by pre-paid certified mail, commercial Courier service or electronic mail to the address or electronic mail of the party listed in Annex I. Each notice shall be accompanied by an additional confirmation sent by E-mail. The date on which such notice shall be deemed to be validly given shall be determined as follows:

15.1.1 If a notice is given by personal delivery, Courier service or certified mail with pre-paid postage, it shall be deemed to have been effectively served at the address named for receipt of the notice on the date of sending or rejection.

15.1.2 If a notice is given by email, it shall be deemed to have been effectively served on the date on which it was successfully given.

15.2 Either Party may vary the receipt of its notice at any time by giving notice to the other parties in accordance with this Section Address and/or email address.

16. Severability

If one or more provisions of this Agreement are held to be invalid, unlawful or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way. The parties shall negotiate in good faith to replace such invalid, unlawful or unenforceable provisions with valid provisions to the maximum extent permitted by law and desired by the parties, and the economic effects of such valid provisions shall be as similar as possible to the economic effects of such invalid, unlawful or unenforceable provisions.

17. Annexes

The annexes listed in this Agreement shall be an integral part of this Agreement.

18. Entry into force, amendments, changes and additions and text

18.1 This Agreement shall come into force on the date of execution by the parties, and the pledge of the equity hereunder shall be completed by the registration authority

The Agreement shall come into force on the date of the relevant registration procedures.

18.2 Any amendment, variation or supplement to this Agreement shall be made in writing and shall be signed or sealed by the parties

And shall come into force upon completion of the Government registration process (if applicable).

18.3 If the regulatory authority proposes any amendments to this Agreement, or the relevant securities listing rules or related requirements

In the event of any change in relation to this Agreement, the Parties shall amend this Agreement accordingly.

18.4 This Agreement is made in four (4) copies. The Pledgor, pledgee and Party C shall each hold one (1) copy and report the agreement

One (1) copy shall be recorded by the authority. Each copy of this agreement shall be equally authentic.

19. Other

19.1 This Agreement shall constitute, except as amended, supplemented or modified in writing after the execution of this Agreement

The entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior oral and written negotiations, representations and contracts with respect to the subject matter hereof.

19.2 This Agreement shall be binding on the respective successors of each Party and the assigns permitted by such parties

It shall be effective.

19.3 Either party may waive its rights under this Agreement, provided that Party B and Party C have such rights

Such waiver must be made in writing and confirmed by Party A's signature. A waiver by either party in respect of a breach by another party under any circumstances shall not be deemed to be a waiver by such party in respect of a similar breach under any other circumstances.

19.4 The headings of this Agreement are for ease of reading only and shall not be used to interpret, illustrate or otherwise obscure

Give meaning to the provisions of this Agreement.

19.5 The Parties agree to execute in a timely manner such as is reasonably necessary for the implementation of the provisions and purposes of this Agreement

Such documents as may be reasonably necessary to carry out the provisions and purposes of this Agreement or to take such further actions as may be reasonably necessary to carry out the provisions and purposes of this Agreement or to facilitate such purposes.

19.6 Without prejudice to the Transaction Agreement and other provisions of this Agreement, if at any time,

As a result of the promulgation or change of any PRC law, rule or regulation, or as a result of a change in the interpretation or application of such law, rule or regulation, or as a result of a change in the relevant registration procedures, In the event that the Pledgee deems it unlawful or contrary to any such laws, regulations or rules to maintain the validity of this Agreement, to maintain the validity of the pledge hereunder and/or to dispose of the equity in the manner set out

herein, the Pledgee and Party C shall immediately take any action as instructed in writing by the Pledgee and as reasonably requested by the Pledgee, And/or sign any agreement or other document to: (a) keep this Agreement and the pledge under this Agreement in effect; (b) to facilitate the disposition of the equity in the manner set forth in this Agreement; And/or (c) maintain or achieve the security created or intended to be created by this Agreement.

19.7 This Agreement is a legal document independent of the Transaction Agreement and other security documents, transaction agreement or otherwise

The invalidity of other security documents shall not affect the rights and obligations of the parties hereunder. If the transaction agreement or other security documents are declared invalid, but the pledgor still has outstanding contractual obligations and/or still owes the pledged debt to the pledgee, the equity under this Agreement shall still be used as the pledge guarantee for the contractual obligations and the secured debt. Until the pledgor has paid off all the secured debts and fulfilled all the contractual obligations.

[No text below]

(There is no text on this page, which is the signing page of the Equity Pledge Agreement)

In witness whereof, this Share Pledge Agreement is executed by the parties on the date and place set forth above.

Party A:

Suzhou Yongfeng Consulting Management Co., Ltd

(Seal)

Signature:

Name: Hu Ting

Title: Legal representative

(There is no text on this page, which is the signing page of the Equity Pledge Agreement)

In witness whereof, this Share Pledge Agreement is executed by the parties on the date and place set forth above.

Party B:

Hu Ting

Signed by:

(There is no text on this page, which is the

signing page of the Equity Pledge Agreement)

In witness whereof, this Share Pledge Agreement is executed by the parties on the date and place set forth above.

Party C:

Jiangsu Taifeng Culture Communication Co., Ltd

(Stamp)

Signature:

Name: Hu Ting

Position: Legal representative

Annex I

For the purpose of notification, the contact details of the parties are as follows:

Party A:

Suzhou Yongfeng Consulting Management Co., Ltd
Add: Room 1108, 11th Floor, Building A, Vitality Business Plaza, 185 Jumao Street, Yuanhe Street, Xiangcheng District, Suzhou
Tel: 0512-69290200
Email: huachen@taifeng.ltd

Party B:

Hu Ting
Address: Room 1103, 11th Floor, Building A, Vitality Business Plaza, 185 Jumao Street, Yuanhe Street, Xiangcheng District, Suzhou
Tel: 15895559080
Email: huting@taifeng ltd

Party C:

Jiangsu Taifeng Cultural Communication Co.,Ltd.
Add: Room 1002, 10th Floor, Building A, Vitality Business Plaza, 185 Jumao Street, Yuanhe Street, Xiangcheng District, Suzhou
Tel: 0512-69290200
Telephone: huachen@taifeng.ltd

Annex II Amount of secured claim

Pledgor	Amount of secured claim (ten thousand yuan)
Hu Ting	1533.335

Supplemental agreement to equity pledge Agreement

The Supplementary Agreement to this Equity Pledge Agreement (the "**Supplementary Agreement**") is entered into by the following parties on December 31, 2023 in Suzhou, China:

Party A: Suzhou Yongfeng Consulting Management Co., Ltd., a limited liability incorporated and existing under the laws of the People's Republic of China

Ren Co., Ltd. is located at Room 1108, 11th Floor, Building A, Vitality Business Plaza, 185 Jumao Street, Yuanhe Street, Xiangcheng District, Suzhou City. (hereinafter referred to as the "**Pledgee**")

Party B: Hu Ting, ID Number: 320502196507292527.

(hereinafter referred to as "**Pledgor**")

Party C: Jiangsu Taifeng Cultural Communication Co.,Ltd., a limited company incorporated and existing in accordance with the laws of the PRC

The company's address is Room 1002, Floor 10, Building A, Vitality Business Plaza, 185 Jumao Street, Yuanhe Street, Xiangcheng District, Suzhou.

In this Supplementary Agreement, Party A, Party B and Party C are

hereinafter referred to as "Party" and collectively referred to as

"**Parties**".

Whereas:

1. The Parties hereto signed the Equity Pledge Agreement (hereinafter referred to as the "**Original Agreement**") on December 31, 2023, stipulating that Party B pledges all the equity of Party C held by it to Party A.

2. The Parties agree to supplement and confirm the content of the secured debt as stipulated in the original Agreement.

Accordingly, the parties, through friendly negotiation, hereby enter into the following supplementary agreement concerning the secured obligation under the original Agreement, which shall be observed by all parties:

1. The Parties agree that the amount of the secured claim stipulated in Article 1.11 and Annex II of the original Agreement is only the amount filled in to facilitate the processing of industrial and commercial registration, and the actual secured obligation shall be governed by Article 1.8 and Article 2 of the original Agreement.

2. As part of the original Agreement, this supplementary Agreement is an integral part and supplement of the original Agreement and has the same legal effect as the original Agreement. In the event of any conflict between this supplementary Agreement and the provisions of the original Agreement, the Supplementary Agreement shall prevail. In the absence of such provisions in this Supplementary Agreement, the provisions of the original agreement shall prevail.

3. The execution, entry into force, interpretation, performance, modification and termination of this Supplementary Agreement as well as the settlement of disputes hereunder shall be governed by the laws of China. In the event of any dispute arising from the interpretation and performance of the provisions of this Supplementary Agreement, the parties shall settle the dispute through negotiation in good faith. If the parties fail to reach an agreement on the settlement of such dispute within thirty (30) days after either party requests the parties to settle the dispute through negotiation, then either party may have the right to do so

The dispute shall be submitted to Suzhou Arbitration Commission for arbitration in accordance with its arbitration rules then in force. The arbitration shall be conducted in Suzhou and the language of arbitration shall be Chinese. The award of arbitration shall be final and binding upon both parties.

4. This Supplementary Agreement is written in Chinese and shall come into force on the date of signature by both parties. This Supplementary Agreement shall be executed in three (3) originals, with each party holding one (1) originals respectively. Each version shall have the same legal effect.

[There is no text below]

(There is no text on this page, which is the signing page of the Supplementary Agreement to the Equity Pledge Agreement)

In witness whereof, the Supplemental Agreement to this Equity Pledge Agreement is executed by the parties on the date and place set forth above.

Party A:

Suzhou Yongfeng Consulting Management Co., Ltd.

Signed:

Name: Hu Ping

Position: Legal representative

(There is no text on this page, which is the signing page of the Supplementary Agreement to the Equity Pledge Agreement)

In witness whereof, the Supplemental Agreement to this Equity Pledge Agreement is executed by the parties on the date and place set forth above.

Party B:

Hu Ting

Signed by:

(There is no text on this page, which is the signing page of the Supplementary Agreement to the Equity Pledge Agreement)

In witness whereof, the Supplemental Agreement to this Equity Pledge Agreement is executed by the parties on the date and place set forth above.

Party C:

Jiangsu Taifeng Cultural Communication Co.,Ltd.

(Stamp)

Signature:

Name: Hu Ting

Position: Legal representative